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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2003

                           CROWN FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

        NEW JERSEY                   0-23410                     13-1924455
        ----------                   -------                     ----------
      (State or other             (Commission                  (IRS Employer
      jurisdiction of              File Number)               Identification No.
       incorporation)

                 525 Washington Boulevard, Jersey City, NJ 07310
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 459-9500
              (Registrant's telephone number, including area code)

                           M.H. MEYERSON & CO., INC.
                           -------------------------
          (Former name or former address, if changed since last report)


                           Current Report on Form 8-K


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Item 2.           Acquisition or Disposition of Assets

         On October 16, 2003, the registrant took possession of municipal bonds from J.S.A. Investments LLC that were subsequently liquidated into cash on October 17, 2003. The registrant assumed title of the proceeds from the liquidation in the amount of $1.7 million on October 17, 2003. This equity contribution added $1.7 million cash to the registrant's equity and did not create any liability or require any financial consideration on behalf of the registrant. J.S.A. Investment LLC is a limited liability company managed by Joelle A. Meyerson, the registrant's former Treasurer and former Director, positions she retired from in 1999. Mrs. Meyerson is the spouse of the registrant's founder, Martin
         H. Meyerson, who also served as the registrant's former Chairman and Chief Executive Officer.

         The foregoing is a summary description of the terms of the Equity Distribution Agreement and by its nature is incomplete. It is qualified in the entirety by the text of the Equity Distribution Agreement, a copy of which is attached hereto as exhibit 99.1. All readers of this current report are encouraged to read the entire text of this agreement that is attached hereto.

Item 5.           Other Events and Regulation FD Disclosure

         The registrant issued a press release on October 17, 2003 and October 20, 2003. The Press Releases are attached hereto as Exhibit 99.2 and
         Exhibit 99.3, respectively, and are incorporated herein by reference.

         In conjunction with the registrant's press release dated October 17, 2003 and attached hereto as Exhibit 99.2 regarding the overstatement of certain balance sheet items, the registrant will re-issue financial statements for the affected fiscal periods at the conclusion of its ongoing review. The review is occurring with the participation of the registrant's former and present independent auditors under the oversight of the registrant's Audit Committee. Accordingly, the previous financial statements of the registrant may not be reflective of actual results and the registrant advises against any reliance on its previous financial statements until the registrant concludes its inquiry and reports on such findings.

Item 7.           Financial Statements and Exhibits.

1.       Financial Statements

         Not required

2.       Pro forma Financial Information

         Not required

3.       Exhibits

         Exhibit No.              Description

         99.1    Equity Contribution Agreement dated October 17, 2003

         99.2    Press release of Crown Financial Group, Inc. issued
                 October 17, 2003

         99.3 Press release of Crown Financial Group, Inc. issued October 20, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: October 23, 2003

                           CROWN FINANCIAL GROUP, INC.

                            By: /s/ Michael T. Dorsey
                                -----------------------------------
                                Name:  Michael T. Dorsey
                                Title: Executive Vice President,
                                         General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             Equity Contribution Agreement dated October 17, 2003

99.2             Press release of Crown Financial Group, Inc., dated October 17, 2003.

99.3             Press release of Crown Financial Group, Inc., dated October 20, 2003.